 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 19, 2021
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1133 Westchester Avenue
White Plains, NY 10604
(Principal Executive Office)
Telephone Number: (914) 641-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 19, 2021, ITT Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The following votes were taken at the Annual Meeting.
1.     Election of Directors. At the Annual Meeting, the 10 nominees whose names are set forth below were elected as directors, constituting the entire Board of Directors, to serve until the 2022 annual meeting of shareholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Orlando D. Ashford	77,800,584	834,724	70,778	3,164,357
Geraud Darnis	78,360,654	280,422	65,010	3,164,357
Donald DeFosset, Jr.	73,026,046	5,614,830	65,210	3,164,357
Nicholas C. Fanandakis	78,353,891	286,945	65,250	3,164,357
Richard P. Lavin	78,448,071	193,234	64,781	3,164,357
Rebecca A. McDonald	77,986,523	656,918	62,645	3,164,357
Timothy H. Powers	78,215,045	418,778	72,263	3,164,357
Luca Savi	78,553,582	85,246	67,258	3,164,357
Cheryl L. Shavers	78,013,734	627,095	65,257	3,164,357
Sabrina Soussan	77,749,375	893,378	63,333	3,164,357
2.     Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the following vote: 81,270,559 shares for the proposal, 523,053 shares against the proposal and 76,831 shares abstaining.
3.     Advisory Vote on 2020 Named Executive Officer Compensation. The proposal for approval, on an advisory basis, of the 2020 compensation of the Company’s named executive officers was approved by the following vote: 76,152,494 shares for the proposal, 2,442,259 shares against the proposal, 111,333 shares abstaining and 3,164,357 broker non-votes.
4.     Shareholder Proposal Regarding Special Meetings of Shareholders. The shareholder proposal to amend the Company’s governing documents to lower the ownership threshold to call a special meetings to 10% of the voting power of the outstanding capital stock of the Company was not approved by the following vote: 24,562,845 shares for the proposal, 53,991,961 shares against the proposal, 151,280 shares abstaining and 3,164,357 broker non-votes.
There were no other matters presented for a vote at the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

May 19, 2021	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel
(Authorized Officer of Registrant)